EXHIBIT 99.1

WaMu Capital Corp.
05-7 30 yr Conforming 7 pass Through
30 Year Conforming Alt A; High-WAC; 7 Pass Through
234 records
Balance: 32,349,563

Selection Criteria: 30 Year Conforming Alt A; High-WAC; 7 Pass Through
Table of Contents
  Disclaimer
  Summary
  Gross Interest Rate
  Mortgage Interest Rates
  Original Balance
  Current Balance
  Original LTV
  Property Type
  State
  Original Term
  Documentation
  Original FICO
  Loan Purpose
  Occupancy Type
  Interest Only
  Prepay Penalty

1. Disclaimer

The information contained herein has not been independently verified by WaMu Capital Corp. The information contained herein is preliminary and subject to change, and supersedes information contained in any prior collateral term sheet for this transaction.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 212-702 6910, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

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2. Summary

Total Number of Loans: 234
Total Balance: 32,349,563.16
Weighted Average Note Rate: 7.549
Non-Zero Weighted Average Original LTV: 82.11
Calif %: 3.38
Non-Zero Weighted Average FICO: 692
Stated Original WAM: 360
Stated Current WAM: 356.76

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3. Gross Interest Rate

Gross Interest Rate	Net Pass Through	Count	Balance
7.250	7.000	66	9,373,307.90
7.375	7.125	29	4,095,259.44
7.500	7.250	40	5,979,459.51
7.625	7.375	34	3,828,074.29
7.750	7.500	20	2,922,944.67
7.875	7.625	22	2,987,202.44
8.000	7.750	11	1,412,617.68
8.125	7.875	2	436,059.09
8.250	8.000	4	660,033.33
8.375	8.125	2	251,928.67
8.500	8.250	4	402,676.14
Total:	7.299	234	32,349,563.16

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4. Mortgage Interest Rates

Mortgage Interest Rates	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
7.001 - 7.250	66	9,373,307.90	28.98	7.250	360	3	357	695	82	142,019.82
7.251 - 7.500	69	10,074,718.95	31.14	7.449	360	3	357	697	81	146,010.42
7.501 - 7.750	54	6,751,018.96	20.87	7.679	360	3	357	681	82	125,018.87
7.751 - 8.000	33	4,399,820.12	13.60	7.915	360	3	357	700	84	133,327.88
8.001 - 8.250	6	1,096,092.42	3.39	8.200	360	3	357	692	86	182,682.07
8.251 - 8.500	6	654,604.81	2.02	8.452	360	3	357	662	89	109,100.80
Total:	234	32,349,563.16	100.00	7.549	360	3	357	692	82	138,246.00

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5. Original Balance

Original Balance	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0.01 - 50,000.00	16	614,800.00	1.90	7.578	360	695	72	38,425.00
50,000.01 - 100,000.00	71	5,207,618.00	16.08	7.543	360	697	82	73,346.73
100,000.01 - 150,000.00	70	8,578,584.00	26.49	7.601	360	692	83	122,551.20
150,000.01 - 200,000.00	38	6,610,695.00	20.41	7.542	360	684	81	173,965.66
200,000.01 - 250,000.00	15	3,345,550.00	10.33	7.397	360	699	80	223,036.67
250,000.01 - 300,000.00	10	2,759,100.00	8.52	7.546	360	699	85	275,910.00
300,000.01 - 350,000.00	6	2,004,650.00	6.19	7.616	360	669	87	334,108.33
350,000.01 - 400,000.00	5	1,874,500.00	5.79	7.521	360	694	81	374,900.00
400,000.01 - 450,000.00	2	870,250.00	2.67	7.620	360	716	77	435,125.00
500,000.01 - 550,000.00	1	528,000.00	1.63	7.500	360	727	80	528,000.00
Total:	234	32,393,747.00	100.00	7.549	360	692	82	138,434.82

Min: 25,500.00
Max: 528,000.00
Avg: 138,434.82
Total: 32,393,747.00

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6. Current Balance

Current Balance	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0.01 - 50,000.00	17	664,042.56	2.05	7.553	360	3	357	693	73	39,061.33
50,000.01 - 100,000.00	70	5,151,134.43	15.92	7.545	360	3	357	697	82	73,587.63
100,000.01 - 150,000.00	70	8,568,977.58	26.49	7.601	360	3	357	692	83	122,413.97
150,000.01 - 200,000.00	39	6,803,694.82	21.03	7.545	360	3	357	684	82	174,453.71
200,000.01 - 250,000.00	14	3,140,910.27	9.71	7.383	360	4	356	700	80	224,350.73
250,000.01 - 300,000.00	10	2,755,536.01	8.52	7.546	360	3	357	699	85	275,553.60
300,000.01 - 350,000.00	6	2,001,923.81	6.19	7.616	360	4	356	669	87	333,653.97
350,000.01 - 400,000.00	5	1,871,944.83	5.79	7.521	360	3	357	694	81	374,388.97
400,000.01 - 450,000.00	2	864,324.93	2.67	7.620	360	3	357	716	77	432,162.47
500,000.01 - 550,000.00	1	527,073.92	1.63	7.500	360	3	357	727	80	527,073.92
Total:	234	32,349,563.16	100.00	7.549	360	3	357	692	82	138,246.00

Min: 25,500.00
Max: 528,000.00
Avg: 138,434.82
Total: 32,393,747.00

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7. Original LTV

Original LTV	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
<= 60.00	5	558,994.15	1.73	7.334	360	4	356	641	46	111,798.83
60.01 - 70.00	10	1,133,408.03	3.50	7.464	360	4	356	681	65	113,340.80
70.01 - 75.00	21	2,831,907.77	8.75	7.426	360	3	357	689	74	134,852.75
75.01 - 80.00	124	16,737,291.10	51.74	7.555	360	3	357	693	80	134,978.15
80.01 - 85.00	8	1,051,288.04	3.25	7.479	360	3	357	677	85	131,411.01
85.01 - 90.00	38	5,354,463.04	16.55	7.596	360	3	357	703	90	140,906.92
90.01 - 95.00	28	4,682,211.03	14.47	7.608	360	3	357	693	95	167,221.82
Total:	234	32,349,563.16	100.00	7.549	360	3	357	692	82	138,246.00

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8. Property Type

Property Type	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Condominium	12	1,457,397.48	4.51	7.620	360	3	357	683	81	121,449.79
Cooperative	1	127,907.35	0.40	7.625	360	3	357	653	80	127,907.35
PUD	21	3,394,486.27	10.49	7.580	360	3	357	692	87	161,642.20
Single Family Residence	133	16,138,891.83	49.89	7.507	360	3	357	688	83	121,345.05
Three/Four Family	25	5,001,362.91	15.46	7.613	360	4	356	713	80	200,054.52
Two Family	42	6,229,517.32	19.26	7.569	360	3	357	690	80	148,321.84
Total:	234	32,349,563.16	100.00	7.549	360	3	357	692	82	138,246.00

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9. State

State	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
FL	31	4,652,202.09	14.38	7.563	360	3	357	697	83	150,071.04
IL	20	2,840,010.81	8.78	7.574	360	3	357	704	83	142,000.54
NY	19	3,656,748.14	11.30	7.631	360	3	357	689	78	192,460.43
NJ	14	2,660,581.02	8.22	7.529	360	3	357	679	80	190,041.50
TX	14	1,431,726.78	4.43	7.356	360	3	357	681	85	102,266.20
MI	12	1,226,131.06	3.79	7.553	360	4	356	692	87	102,177.59
MO	12	931,639.07	2.88	7.550	360	3	357	698	80	77,636.59
PA	9	782,560.13	2.42	7.567	360	4	356	675	79	86,951.13
GA	8	1,313,970.24	4.06	7.631	360	3	357	668	85	164,246.28
IN	8	643,661.48	1.99	7.603	360	3	357	677	84	80,457.69
Other	87	12,210,332.34	37.74	7.526	360	3	357	698	82	140,348.65
Total:	234	32,349,563.16	100.00	7.549	360	3	357	692	82	138,246.00

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10. Original Term

Original Term	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
360	234	32,349,563.16	100.00	7.549	360	3	357	692	82	138,246.00
Total:	234	32,349,563.16	100.00	7.549	360	3	357	692	82	138,246.00

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11. Documentation

Documentation	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Full/Alt/Streamline	18	2,160,183.32	6.68	7.506	360	3	357	686	82	120,010.18
No Doc/NINA	77	10,622,993.91	32.84	7.556	360	3	357	695	82	137,960.96
No Ratio/NORA	10	1,600,578.71	4.95	7.380	360	3	357	714	87	160,057.87
Red/Low/Expr/Stated	129	17,965,807.22	55.54	7.564	360	3	357	690	82	139,269.82
Total:	234	32,349,563.16	100.00	7.549	360	3	357	692	82	138,246.00

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12. Original FICO

Original FICO	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
<= 0	1	195,858.14	0.61	7.625	360	2	358	0	80	195,858.14
600 - 619	3	292,068.98	0.90	8.033	360	2	358	613	77	97,356.33
620 - 639	10	1,491,914.03	4.61	7.455	360	3	357	631	75	149,191.40
640 - 659	35	5,408,316.38	16.72	7.592	360	4	356	651	81	154,523.33
660 - 679	49	7,234,152.29	22.36	7.539	360	3	357	668	82	147,635.76
680 - 699	41	4,376,892.20	13.53	7.554	360	3	357	689	83	106,753.47
700 - 719	30	4,619,272.03	14.28	7.575	360	3	357	709	82	153,975.73
720 - 739	32	4,536,957.85	14.02	7.541	360	3	357	727	82	141,779.93
740 - 759	17	1,937,708.52	5.99	7.378	360	3	357	748	85	113,982.85
760 - 779	10	1,217,912.61	3.76	7.480	360	3	357	769	89	121,791.26
780 - 799	4	811,014.90	2.51	7.617	360	4	356	780	80	202,753.73
800 - 820	2	227,495.23	0.70	7.855	360	3	357	801	90	113,747.62
Total:	234	32,349,563.16	100.00	7.549	360	3	357	692	82	138,246.00

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13. Loan Purpose

Loan Purpose	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Purchase	138	19,478,452.25	60.21	7.600	360	3	357	699	85	141,148.20
Refi - Cash Out	76	10,387,543.06	32.11	7.460	360	3	357	684	78	136,678.20
Refi - Rate Term	20	2,483,567.85	7.68	7.515	360	4	356	677	77	124,178.39
Total:	234	32,349,563.16	100.00	7.549	360	3	357	692	82	138,246.00

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14. Occupancy Type

Occupancy Type	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Investment	139	17,174,604.14	53.09	7.564	360	3	357	703	80	123,558.30
Owner Occupied	87	14,038,811.00	43.40	7.539	360	3	357	680	85	161,365.64
Second Home	8	1,136,148.02	3.51	7.435	360	3	357	682	80	142,018.50
Total:	234	32,349,563.16	100.00	7.549	360	3	357	692	82	138,246.00

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15. Interest Only

Interest Only	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	233	32,184,563.16	99.49	7.550	360	3	357	693	82	138,131.17
120	1	165,000.00	0.51	7.250	360	2	358	645	75	165,000.00
Total:	234	32,349,563.16	100.00	7.549	360	3	357	692	82	138,246.00

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16. Prepay Penalty

Prepay Penalty	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	231	31,897,319.35	98.60	7.548	360	3	357	692	82	138,083.63
12	1	194,609.05	0.60	7.625	360	2	358	692	95	194,609.05
36	2	257,634.76	0.80	7.582	360	3	357	711	87	128,817.38
Total:	234	32,349,563.16	100.00	7.549	360	3	357	692	82	138,246.00

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Aug 9, 2005 12:33